                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, Thomas F. Darden, II, a resident of Wake County, North Carolina, of legal age and legally competent for all purposes, do hereby grant this Power of Attorney to Robert W. Winston, III, Chief Executive Officer and President of Winston Hotels, Inc. (the "Company") and James D. Rosenberg, Chief Financial Officer and Chief Operating Officer of the Company, who are of legal age and who are legally competent for all purposes, and with full power of substitution so that they, or either of them, may perform any and all acts and things which said attorneys-in-fact, or any of them, deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934. I expressly authorize the said attorneys-in-fact, or any of them, to execute and deliver to the Securities and Exchange Commission or other appropriate entities on my behalf an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, including specifically, but not limited to, the power and authority to sign for me in my name in the capacity indicated on the Annual Report and any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of February, 1999.

                                         /s/ Thomas F. Darden             [SEAL]
                                         ---------------------------------
                                         Thomas F. Darden, II

                                POWER OF ATTORNEY

         I, Charles M. Winston, a resident of Wake County, North Carolina, of legal age and legally competent for all purposes, do hereby grant this Power of Attorney to Robert W. Winston, III, Chief Executive Officer and President of Winston Hotels, Inc. (the "Company") and James D. Rosenberg, Chief Financial Officer and Chief Operating Officer of the Company, who are of legal age and who are legally competent for all purposes, and with full power of substitution so that they, or either of them, may perform any and all acts and things which said attorneys-in-fact, or any of them, deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934. I expressly authorize the said attorneys-in-fact, or any of them, to execute and deliver to the Securities and Exchange Commission or other appropriate entities on my behalf an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, including specifically, but not limited to, the power and authority to sign for me in my name in the capacity indicated on the Annual Report and any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of February, 1999.

                                          /s/ Charles M. Winston           SEAL]
                                          ---------------------------------
                                          Charles M. Winston

                                POWER OF ATTORNEY

         I, David C. Sullivan, a resident of Shelby County, Tennessee, of legal age and legally competent for all purposes, do hereby grant this Power of Attorney to Robert W. Winston, III, Chief Executive Officer and President of Winston Hotels, Inc. (the "Company") and James D. Rosenberg, Chief Financial Officer and Chief Operating Officer of the Company, who are of legal age and who are legally competent for all purposes, and with full power of substitution so that they, or either of them, may perform any and all acts and things which said attorneys-in-fact, or any of them, deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934. I expressly authorize the said attorneys-in-fact, or any of them, to execute and deliver to the Securities and Exchange Commission or other appropriate entities on my behalf an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, including specifically, but not limited to, the power and authority to sign for me in my name in the capacity indicated on the Annual Report and any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 1999.

                                         /s/ David C. Sullivan            [SEAL]
                                         ---------------------------------
                                         David C. Sullivan

                                POWER OF ATTORNEY

         I, Edwin B. Borden, a resident of Wayne County, North Carolina, of legal age and legally competent for all purposes, do hereby grant this Power of Attorney to Robert W. Winston, III, Chief Executive Officer and President of Winston Hotels, Inc. (the "Company") and James D. Rosenberg, Chief Financial Officer and Chief Operating Officer of the Company, who are of legal age and who are legally competent for all purposes, and with full power of substitution so that they, or either of them, may perform any and all acts and things which said attorneys-in-fact, or any of them, deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934. I expressly authorize the said attorneys-in-fact, or any of them, to execute and deliver to the Securities and Exchange Commission or other appropriate entities on my behalf an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, including specifically, but not limited to, the power and authority to sign for me in my name in the capacity indicated on the Annual Report and any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of February, 1999.

                                         /s/ Edwin B. Borden              [SEAL]
                                         ---------------------------------
                                         Edwin B. Borden

                                POWER OF ATTORNEY

         I, James H. Winston, a resident of Duval County, Florida, of legal age and legally competent for all purposes, do hereby grant this Power of Attorney to Robert W. Winston, III, Chief Executive Officer and President of Winston Hotels, Inc. (the "Company") and James D. Rosenberg, Chief Financial Officer and Chief Operating Officer of the Company, who are of legal age and who are legally competent for all purposes, and with full power of substitution so that they, or either of them, may perform any and all acts and things which said attorneys-in-fact, or any of them, deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934. I expressly authorize the said attorneys-in-fact, or any of them, to execute and deliver to the Securities and Exchange Commission or other appropriate entities on my behalf an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, including specifically, but not limited to, the power and authority to sign for me in my name in the capacity indicated on the Annual Report and any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of February, 1999.

                                        /s/ James H. Winston              [SEAL]
                                        ----------------------------------
                                        James H. Winston

                                POWER OF ATTORNEY

         I, Richard L. Daugherty, a resident of Wake County, North Carolina, of legal age and legally competent for all purposes, do hereby grant this Power of Attorney to Robert W. Winston, III, Chief Executive Officer and President of Winston Hotels, Inc. (the "Company") and James D. Rosenberg, Chief Financial Officer and Chief Operating Officer of the Company, who are of legal age and who are legally competent for all purposes, and with full power of substitution so that they, or either of them, may perform any and all acts and things which said attorneys-in-fact, or any of them, deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934. I expressly authorize the said attorneys-in-fact, or any of them, to execute and deliver to the Securities and Exchange Commission or other appropriate entities on my behalf an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1998, including specifically, but not limited to, the power and authority to sign for me in my name in the capacity indicated on the Annual Report and any and all amendments thereto.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 1999.

                                         /s/ Richard L. Daugherty         [SEAL]
                                         ---------------------------------
                                         Richard L. Daugherty